Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

On December 22, 2017, the U.S. government enacted the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act included significant changes to the U.S. corporate income tax system including: a federal corporate rate reduction from 35% to 21%; limitations on the deductibility of interest expense and executive compensation; creation of the base erosion anti-abuse tax (“BEAT”), a new minimum tax; and the transition of U.S. international taxation from a worldwide tax system to a modified territorial tax system. The change to a modified territorial tax system resulted in a one-time U.S. tax liability on those earnings which had not previously been repatriated to the U.S. (the “Transition Tax”), with future distributions not subject to U.S. federal income tax when repatriated. A majority of the provisions in the Tax Act were effective January 1, 2018.

In response to the Tax Act, the SEC staff issued guidance on accounting for the tax effects of the Tax Act. The guidance provided a one-year measurement period for companies to complete the accounting.

In connection with our initial analysis of the impact of the Tax Act, we recorded a provisional estimate of discrete net tax expense of $180 million for the period ended December 31, 2017. This discrete expense consisted of provisional estimates of $1,468 million net expense for the Transition Tax payable in installments over eight years, $1,295 million net benefit for the decrease in our deferred tax liability on unremitted foreign earnings, and $7 million net expense for remeasurement of our deferred tax assets and liabilities for the corporate rate reduction and changes in our valuation allowance.

During the year ended December 31, 2018, we completed our accounting for the income tax effects of the Tax Act. We recognized additional discrete net tax expense of $20 million to the provisional amounts recorded at December 31, 2017 for the enactment-date effects of the Tax Act, for a total of $200 million of discrete net tax expense which consists of $1,490 million of net federal and state Transition Tax, the majority of which is payable in installments over eight years, $1,295 million net benefit for the decrease in our deferred tax liability on unremitted foreign earnings, and $5 million net expense for remeasurement of our deferred tax assets/liabilities for the corporate rate reduction and changes in our valuation allowance.

We elected to account for Global Intangible Low-Taxed Income (“GILTI”) as a current-period expense when incurred.

In connection with the distribution, eBay and PayPal entered into various agreements that govern the relationship between the parties going forward, including a tax matters agreement. The tax matters agreement was entered into on the distribution date. Under the tax matters agreement, eBay is generally responsible for all additional taxes (and will be entitled to all related refunds of taxes) imposed on eBay and its subsidiaries (including subsidiaries that were transferred to PayPal pursuant to the separation) arising after the distribution date with respect to the taxable periods (or portions thereof) ended on or prior to July 17, 2015, except for those taxes for which PayPal has reflected an unrecognized tax benefit in its financial statements on the distribution date.
The components of income (loss) before income taxes are as follows:

	Year Ended December 31,
	2018	2017	2016
	(In millions)
United States	$(474)	$(593)	$(342)
International	2,850	2,793	1,973
Income before income taxes	$2,376	$2,200	$1,631

The income tax expense is composed of the following:

	Year Ended December 31,
	2018	2017	2016
	(In millions)
Current:
Federal	$180	$1,522	$44
State and local	32	36	19
Foreign	278	146	115
	$490	$1,704	$178
Deferred:
Federal	$(115)	$(1,304)	$90
State and local	(35)	(3)	(35)
Foreign	(21)	8	(3)
	(171)	(1,299)	52
Income tax expense	$319	$405	$230

The following is a reconciliation of the difference between the effective income tax rate and the federal statutory rate:

	Year Ended December 31,
	2018	2017	2016
Federal statutory rate	21.0%	35.0%	35.0%
State taxes, net of federal benefit	(0.1)%	0.8%	(1.0)%
Foreign income taxed at different rates	(3.1)%	(25.7)%	(23.2)%
Stock-based compensation expense	(4.1)%	(0.8)%	1.6%
Tax credits	(2.1)%	(1.4)%	(1.0)%
Change in valuation allowances	—%	1.4%	0.5%
U.S. tax reform (the Tax Act)	0.9%	8.2%	—%
Other	0.9%	0.9%	2.2%
Effective income tax rate	13.4%	18.4%	14.1%

For the year ended December 31, 2018, the difference between the effective income tax rate and the federal statutory rate of 21% to income before income taxes is primarily the result of foreign income taxed at different rates and stock based compensation deductions. For the years ended December 31, 2017 and 2016, the difference between the effective income tax rate and the federal statutory rate of 35% to income before income taxes is primarily the result of foreign income taxed at different rates and, for the year ended December 31, 2017, the effects of the Tax Act discussed above.
Deferred tax assets and liabilities are recognized for the future tax consequences of differences between the carrying amounts of assets and liabilities and their respective tax basis using enacted tax rates in effect for the year in which the differences are expected to reverse. Significant deferred tax assets and liabilities consist of the following:

	As of December 31,
	2018	2017
	(In millions)
Deferred tax assets:
Net operating loss and credit carryforwards	$196	$153
Accruals and allowances	179	118
Partnership investment	9	7
Stock-based compensation	136	124
Net unrealized losses	8	10
Total deferred tax assets	528	412
Valuation allowance	(132)	(93)
Net deferred tax assets	$396	$319
Deferred tax liabilities:
Unremitted foreign earnings	$(35)	$(39)
Fixed assets and other intangibles	(58)	(145)
Acquired intangibles	(167)	(49)
Net unrealized losses (gains)	(21)	—
Total deferred tax liabilities	(281)	(233)
Net deferred tax assets	$115	$86

The following table shows the deferred tax assets and liabilities within our consolidated balance sheets:

		As of December 31,
		2018	2017
	Balance Sheet Location	(In millions)
Total deferred tax assets (non-current)	Other assets	$224	$95
Total deferred tax liabilities (non-current)	Deferred tax liability and other long-term liabilities	(109)	(9)
Total net deferred tax assets (liabilities)		$115	$86

As of December 31, 2018, our federal, state and foreign net operating loss carryforwards for income tax purposes were approximately $72 million, $393 million, and $391 million, respectively. The federal and state net operating loss carryforwards are subject to various limitations under Section 382 of the Code. If not utilized, the federal net operating loss carryforwards will begin to expire in 2022, and the state net operating loss carryforwards will begin to expire in 2019. Approximately $10 million of the foreign net operating loss carryforwards will begin to expire in 2021, $24 million will expire in 2034 and $357 million has no expiration date and may be carried forward indefinitely. As of December 31, 2018, our federal and state tax credit carryforwards for income tax purposes were approximately $29 million and $137 million, respectively. The federal tax credits will begin to expire in 2028. Most of the state tax credits may be carried forward indefinitely.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some portion of the deferred tax assets will not be realized. We have elected the tax law ordering approach to assess the realizability of our net operating losses. During the years ended December 31, 2018, 2017, and 2016, we increased our valuation allowance by $39 million, $50 million, and $11 million, respectively. At December 31, 2018, 2017, and 2016, we maintained a valuation allowance with respect to certain of our deferred tax assets relating to operating losses in certain states and foreign jurisdictions and tax credits in certain states that we believe are not likely to be realized.

At December 31, 2018, none of our unremitted foreign earnings of approximately $6.9 billion, are considered to be indefinitely reinvested. We have accrued $35 million of deferred U.S. state and foreign withholding taxes on the $6.9 billion of undistributed foreign earnings.
We benefit from tax rulings concluded in several different jurisdictions, most significantly Singapore and Luxembourg. These rulings result in significantly lower rates of taxation on certain classes of income and require various thresholds of investment and employment in those jurisdictions. We review our compliance on an annual basis to ensure we continue to meet our obligations under these tax rulings. These rulings resulted in tax savings of approximately $465 million, $443 million and $310 million in 2018, 2017, and 2016, respectively. The benefit of these tax rulings on our net income per share (diluted) was approximately $0.39, $0.36 and $0.25 in 2018, 2017 and 2016, respectively. These tax rulings are currently in effect and expire in 2020.
The following table reflects changes in unrecognized tax benefits for the periods presented below:

	Year Ended December 31,
	2018	2017	2016
	(In millions)
Gross amounts of unrecognized tax benefits as of the beginning of the period	$424	$312	$267
Increases related to prior period tax positions	120	61	14
Decreases related to prior period tax positions	(6)	(23)	(18)
Increases related to current period tax positions	287	112	51
Settlements	(20)	(35)	(1)
Statute of limitation expirations	(5)	(3)	(1)
Gross amounts of unrecognized tax benefits as of the end of the period	$800	$424	$312

If the remaining balance of unrecognized tax benefits were realized in a future period, it would result in a tax benefit of $757 million.

During the year ended December 31, 2018, we increased our unrecognized tax benefits by $194 million due to uncertainties related to the impacts of the Tax Act.

In December 31, 2018, 2017, and 2016, we recognized net interest and penalties of $57 million, $13 million, and $13 million, respectively, related to uncertain tax positions in income tax expense. The amount of interest and penalties accrued as of December 31, 2018 and 2017 was approximately $124 million and $75 million, respectively.
We are subject to taxation in the U.S. and various state and foreign jurisdictions. We are currently under examination by certain tax authorities for the 2003 to 2017 tax years. The material jurisdictions in which we are subject to examination by tax authorities for tax years after 2002 primarily include the U.S. (Federal and California), France, Germany, India, Israel, and Singapore. During 2018, we settled our audit with Italy. We believe that adequate amounts have been reserved for any adjustments that may ultimately result from our open examinations.
Although the timing of the resolution of these audits is uncertain, we do not expect the total amount of unrecognized tax benefits as of December 31, 2018 will materially change in the next 12 months. However, given the number of years remaining subject to examination and the number of matters being examined, we are unable to estimate the full range of possible adjustments to the balance of gross unrecognized tax benefits.